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                        Supplement dated November 9, 2001
                                       to
                          Prospectus dated May 1, 2001

                      GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                    ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                               100 South Brentwood
                               St. Louis, MO 63105
                                 (314) 862-2211

 With funds through: Fidelity Variable Insurance Products Fund; Fidelity
  Variable Insurance Products Fund II; MFS Variable Insurance Trust; Putnam Variable Trust; Scudder Variable Series I; T. Rowe Price Equity Series, Inc.;
                                       and
                     T. Rowe Price Fixed Income Series, Inc.

This supplement contains additional information and should be read and maintained with the prospectus identified above.

The following information replaces the second paragraph found under the heading, "Distribution of the Policies" on page 38 of the prospectus.

Broker-dealers will receive commissions based upon a commission schedule in the sales between Walnut Street and us. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year. In no event will commissions be payable for more than 20 years. In addition, compensation may be paid to representatives of MetLife for referrals.